QUANTUM Q4 2023 Investor Presentation

FORWARD-LOOKING STATEMENTS Certain statements in this presentation are forward-looking, as defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks, uncertainties, and other factors that may cause actual results to differ materially from the information expressed or implied by these forward-looking statements and may not be indicative of future results. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, various factors beyond management’s control, including the risks set forth under the heading “Risk Factors” discussed under the caption “Item 1A. Risk Factors” in Part I of our most recent Annual Report on Form 10- K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the SEC. Undue reliance should not be placed on the forward-looking statements in this presentation in making an investment decision, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law. 2 COPYRIGHT © D-WAVE

THIS IS A PIVOTAL MOMENT FROM EXPERIMENTATION TO OPERATIONAL USE FROM TOY PROBLEMS TO ENTERPRISE SCALE FROM POTENTIAL IMPACT TO QUANTIFIABLE ROI 3 COPYRIGHT © D-WAVE

D-WAVE AT A GLANCE

ESTABLISHED PRODUCT PORTFOLIO:

- World's largest Quantum Computer
- Accessible through production-grade cloud service
- World's 3rd largest quantum IP portfolio
- Demonstrated quantum supremacy

GROWING COMMERCIAL ADOPTION:

- 1st commercial Quantum Computing company
- 30+ proven business use cases
- Initial applications moving into production

HIGH-VALUE CONSULTATIVE SERVICES:

- 20+ successful POC engagements in 18 months
- Advisory services to aid in production deployment

INDUSTRY PERSPECTIVE:

"By working with D-Wave and adopting quantum technology as part of our tech stack, we believe we can uncover an even greater collection of data-driven insights to deliver more relevant and effective marketing for our clients, at scale."

– Philippe Krakowsky, CEO of Interpublic Group

MARKET LEADER

advantage
Quantum Annealing
Fifth generation system
5000+ qubits

Leap
Real-Time Quantum Cloud
Quantum hybrid solvers
99% up-time

Ocean
Open-Source Python Tools
Easily configurable
Simplifies use of QC & HSS

Launch
Customer PS On-Ramp
From application eval
to production deployment

STRONG CUSTOMER BASE

mastercard, NEC, BASF, Deloitte., VINCI ENERGIES, Davidson, IPG, Pattison Food Group, accenture, ArcelorMittal, LOCKHEED MARTIN, Johnson & Johnson, BANK OF CANADA BANQUE DU CANADA, BBVA, unisys, DENSO, CaixaBank

THOUGHT LEADERSHIP

220+ U.S. granted patents
100+ Pending worldwide
60+% Annealing AND Gate

Top three quantum patent portfolio globally *(Source: GlobalData)*

40 PhDs

Over 240 scientific papers published

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D-WAVE

KEY MANAGEMENT TEAM & BOARD UPDATES Bolstered the executive leadership team and the Board to drive rapid growth and deliver strategic execution with the addition of Lorenzo Martinelli, Chief Revenue Officer, and the promotion of Dr. Trevor Lanting to Chief Development Officer and also added Sec. Kirstjen Nielsen, former secretary of Homeland Security, to the Board of Directors TREVOR LANTING, PhD CHIEF DEVELOPMENT OFFICER Expert in superconducting quantum technology, led development of five generations of quantum annealing products LORENZO MARTINELLI CHIEF REVENUE OFFICER Seasoned revenue-focused B2B SaaS executive with 30+ years of go-to-market expertise spanning sales, marketing, professional services and customer success SEC. KIRSTJEN NIELSEN BOARD OF DIRECTORS Global speaker and thought leader on security issues, AI and emerging tech, with prior positions in the U.S. government 5 COPYRIGHT © D-WAVE

QUANTUM SUPREMACY ON D-WAVE ADVANTAGE2™

We believe D-Wave is the first in the world to demonstrate quantum supremacy on real-world problems; These problems cannot be solved by classical computers, full stop! https://arxiv.org/abs/2403.00910



Biclique
$d = \infty$
Cubic
$d = 3$
Diamond
$d = 3$
Classical Compute Time
GPU seconds
Frontier, 1 million years
area-law scaling
simulated classically
Quantum annealing, time per data point
Number of qubits
Full chip (1220-qubit Adv2 prototype)
Classical Compute Energy
Energy (kilowatt hours)
Global annual consumption
Quantum annealing, energy per data point

- Classical computations performed on **FRONTIER AND SUMMIT SUPERCOMPUTERS AT OAK RIDGE NATIONAL LAB**
- **EXPONENTIAL ADVANTAGE** over state-of-the-art classical techniques (tensor networks, neural networks, heuristics)
- **CLASSICAL COMPUTERS TOO SLOW** and power hungry for all but the smallest instances

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D-WAVE

ADVANTAGE2 SYSTEM WILL FEATURE: • HIGHER CONNECTIVITY (degree 20) architecture • HIGHER COHERENCE IC fabrication process • 7000+ QUBIT QPU EARLY BENCHMARKS DEMONSTRATE: • Doubled coherence time for faster time-to-solution • 10x increase with error mitigation techniques • More than 40% increase in energy scale for higher quality solutions 4800 qubit prototype ready for test ADVANTAGE2TM SYSTEM: A GIANT STEP IN PERFORMANCE Fueling customer success with GREATER QUBIT COHERENCE AND CONNECTIVITY that will address even larger, more complex customer use cases Advantage System 7 COPYRIGHT © D-WAVE

TWO TECHNOLOGY LEADERS PARTNERING TO DELIVER QUANTUM GENERATIVE AI • MULTI-YEAR STRATEGIC PARTNERSHIP to develop and bring to market commercial applications combining the power of quantum + generative AI • ACCELERATED DEVELOPMENT TIMELINE supported by access to production Leap Services including hybrid and QPU solvers • JOINT GO-TO-MARKET EFFORTS with exclusive availability of applications via Leap service BUSINESS PARTNERSHIP TECHNICAL APPROACH • Developing QUANTUM GENERATIVE AI applications for multiple customer domains: drug discovery, logistics management, manufacturing optimization, and more • Harnessing COHERENT QUANTUM ANNEALING to deliver samples from quantum distributions for AI model training on customer data sets 8 COPYRIGHT © D-WAVE

INCREASING PRODUCTION APPLICATION DEPLOYMENTS CURRENTLY IN PRODUCTION • Employee Scheduling • Delivery Driver Scheduling MOVING INTO PRODUCTION • Promotional Tour Routing • Customer Rewards Program Optimization 9 COPYRIGHT © D-WAVE

NEW GO-TO-MARKET GROWTH STRATEGY RESOURCE ALLOCATION JOB SHOP SCHEDULING FACTORY PLANNING RESOURCE SCHEDULING VEHICLE ROUTING LABOR ALLOCATION KEY VERTICALS USE CASES Source: 1GlobeNewswire (2022) 2BCG (2023) MARKET SIZE 2022 global manufacturing operations management software market size1 Value creation potential2 10 COPYRIGHT © D-WAVE

GROWING GOVERNMENT INTEREST AND MOMENTUM WITH NEAR-TERM QUANTUM TECHNOLOGIES • Positive reception of quantum supremacy pre-print, which has been submitted for peer review to a scientific publication • New engagements with Canadian and U.K. governments to build applications using our Advantage quantum computing system • Increased interest in training to prepare for a quantum ready workforce • Growing call by policy makers to incorporate annealing quantum computing and quantum-hybrid technology in global quantum programs 11 COPYRIGHT © D-WAVE

NEW PARTNERSHIPS TO FUEL GROWTH New partnerships with Deloitte Canada and NEC Australia aim to expedite the exploration and adoption of quantum computing solutions among governments and businesses in those respective regions 12 COPYRIGHT © D-WAVE

2023 GROWTH IN BOOKINGS, REVENUE, GROSS MARGIN & ADJUSTED EBITDA

Bookings

All numbers in ($000s) of U.S. Dollars	2023					2022 vs. 2023			
	Q1	Q2	Q3	Q4	2023	2022	2023	VAR $	VAR %
Total Bookings	**$ 2,913**	**$ 2,525**	**$ 2,913**	**$ 3,146**	**$ 11,497**	**$ 6,070**	**$ 11,497**	**$ 5,426**	**89.4%**
Year-Over-Year Growth	*297.4%*	*146.9%*	*48.8%*	*33.5%*	*89.4%*				

Non-GAAP Income Statement

All numbers in ($000s) of U.S. Dollars	2023					2022 vs. 2023			
	Q1	Q2	Q3	Q4	2023	2022	2023	VAR $	VAR %
Revenue									
QCaaS	$ 1,168	$ 1,032	$ 1,132	$ 1,562	$ 4,895	$ 5,616	$ 4,895	$ (721)	(12.8%)
Professional Services	$ 293	$ 549	$ 1,291	$ 1,226	$ 3,359	$ 1,377	$ 3,359	$ 1,982	143.9%
Other	$ 123	$ 125	$ 139	$ 117	$ 504	$ 181	$ 504	$ 323	178.6%
Total Revenue	**$ 1,584**	**$ 1,706**	**$ 2,562**	**$ 2,906**	**$ 8,758**	**$ 7,173**	**$ 8,758**	**$ 1,585**	**22.1%**
Total Cost of Revenue	$ 730	$ 715	$ 625	$ 575	$ 2,646	$ 2,345	$ 2,646	$ (301)	(12.8%)
Consolidated Gross Profit	**$ 853**	**$ 991**	**$ 1,937**	**$ 2,331**	**$ 6,112**	**$ 4,828**	**$ 6,112**	**$ 1,284**	**26.6%**
Consolidated Gross Margin %	*53.9%*	*58.1%*	*75.6%*	*80.2%*	*69.8%*	*67.3%*	*69.8%*	-	*2.5%*
QCaaS Gross Margin %	*56.3%*	*52.6%*	*63.2%*	*78.7%*	*64.3%*	*69.8%*	*64.3%*	-	*(5.6%)*
Professional Services Gross Margin %	*37.7%*	*54.0%*	*77.5%*	*76.4%*	*68.9%*	*33.2%*	*68.9%*	-	*35.6%*
Operating Expenses:									
Research and Development	$ 7,975	$ 7,762	$ 7,007	$ 6,334	$ 29,078	$ 27,703	$ 29,078	$ (1,374)	(5.0%)
General and Administrative	$ 7,316	$ 5,758	$ 4,308	$ 4,695	$ 22,076	$ 17,701	$ 22,076	$ (4,376)	(24.7%)
Sales and Marketing	$ 2,576	$ 2,304	$ 2,202	$ 2,189	$ 9,271	$ 7,039	$ 9,271	$ (2,232)	(31.7%)
Total Operating Expenses	**$ 17,867**	**$ 15,825**	**$ 13,517**	**$ 13,217**	**$ 60,426**	**$ 52,443**	**$ 60,426**	**$ (7,983)**	**(15.2%)**
Adjusted EBITDA	**$ (17,014)**	**$ (14,834)**	**$ (11,580)**	**$ (10,886)**	**$ (54,314)**	**$ (48,028)**	**$ (54,314)**	**$ (10,215)**	**(21.3%)**
Net Loss	**$ (24,406)**	**$ (26,189)**	**$ (16,105)**	**$ (16,013)**	**$ (82,713)**	**$ (53,702)**	**$ (82,713)**	**$ (29,011)**	**(54.0%)**

Notes: *For reconciliation of the Bookings and Adjusted EBITDA non-GAAP measures set forth above, please refer to the D-Wave quarterly earnings releases dated May 19, 2023, August 10, 2023, and March 28, 2024.*

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GAAP INCOME STATEMENT – 2023 QUARTERLY & FY 2023 VS. FY 2022

All numbers in ($000s) of U.S. Dollars	2023 Q1	2023 Q2	2023 Q3	2023 Q4	2023	2022 vs. 2023: 2022	2022 vs. 2023: 2023	VAR $	VAR %
Revenue									
QCaaS	$ 1,168	$ 1,032	$ 1,132	$ 1,562	$ 4,894	$ 5,616	$ 4,894	$ (722)	(12.8%)
Professional Services	$ 293	$ 549	$ 1,291	$ 1,226	$ 3,359	$ 1,377	$ 3,359	$ 1,982	143.9%
Other	$ 123	$ 125	$ 139	$ 117	$ 504	$ 181	$ 504	$ 323	178.6%
Total Revenue	**$ 1,584**	**$ 1,706**	**$ 2,562**	**$ 2,906**	**$ 8,758**	**$ 7,173**	**$ 8,758**	**$ 1,585**	**22.1%**
Cost of Revenue	$ 1,162	$ 1,002	$ 1,033	$ 939	$ 4,136	$ 2,923	$ 4,136	$ (1,213)	(41.5%)
Gross Profit	**$ 422**	**$ 704**	**$ 1,529**	**$ 1,967**	**$ 4,622**	**$ 4,250**	**$ 4,622**	**$ 372**	**8.8%**
Consolidated Gross Margin %	*26.6%*	*41.3%*	*59.7%*	*67.7%*	*52.8%*	*59.2%*	*52.8%*	-	*(6.4%)*
Operating Expenses:									
Research and development	$ 10,905	$ 9,548	$ 9,459	$ 7,956	$ 37,868	$ 32,101	$ 37,868	$ (5,767)	(18.0%)
General and administrative	$ 11,296	$ 9,580	$ 8,003	$ 8,139	$ 37,018	$ 21,539	$ 37,018	$ (15,479)	(71.9%)
Sales and marketing	$ 2,900	$ 2,488	$ 2,474	$ 2,414	$ 10,276	$ 10,068	$ 10,276	$ (208)	(2.1%)
Total Operating Expenses	**$ 25,110**	**$ 21,616**	**$ 19,936**	**$ 18,509**	**$ 85,171**	**$ 63,708**	**$ 85,171**	**$ (21,463)**	**(33.7%)**
Profit / (Loss) from Operations	**$ (24,689)**	**$ (20,912)**	**$ (18,407)**	**$ (16,538)**	**$ (80,546)**	**$ (59,458)**	**$ (80,546)**	**$ (21,088)**	**35.5%**
Interest expense	$ 212	$ 575	$ 1,035	$ (1,785)	$ 37	$ 2,335	$ 37	$ 2,298	98.4%
Change in fair value of warrant liabilities	$ (638)	$ 2,150	$ (1,433)	$ (340)	$ (261)	$ (6,173)	$ (261)	$ (5,912)	(95.8%)
Other (income) expense	$ 143	$ 2,552	$ (1,904)	$ 1,603	$ 2,394	$ (1,918)	$ 2,394	$ (4,312)	(224.8%)
Total Other (Income) / Expense	**$ (283)**	**$ 5,277**	**$ (2,302)**	**$ (524)**	**$ 2,168**	**$ (5,756)**	**$ 2,168**	**$ (7,924)**	**(137.7%)**
Net Income / (Loss)	**$ (24,406)**	**$ (26,189)**	**$ (16,105)**	**$ (16,013)**	**$ (82,713)**	**$ (53,702)**	**$ (82,713)**	**$ (29,011)**	**(54.0%)**

Notes:
In comparing the GAAP and Non-GAAP Income Statements, the GAAP Income Statement includes Stock Based Compensation and Depreciation non-cash expenses that are excluded from the Non-GAAP Income Statement.

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D-WAVE

vv KEY CUSTOMER METRICS – 2023 VS. 2022 2022 2023 VAR # / $ VAR % # of Customers Commercial 74 78 4 5.4% Education 38 45 7 18.4% Government 8 10 2 25.0% Total Customers 120 133 13 10.8% Forbes Global 2000 24 27 3 12.5% % of Commercial Customers 32.4% 34.6% - - Revenue $ by Type Commercial Revenue 4,336,276$ 6,095,016$ 1,758,741$ 40.6% % of Total Revenue 60.5% 69.6% - 9.1% Education and Government 2,835,110$ 2,662,573$ (172,537)$ (6.1%) Total Revenue 7,171,386$ 8,757,590$ 1,586,204$ 22.1% Forbes Global 2000 Customers Revenue 1,897,867$ 2,284,806$ 386,939$ 20.4% % of Total Revenue 26.5% 26.1% - (0.4%) 15 COPYRIGHT © D-WAVE

CASH AND LIQUIDITY – LAST FIVE QUARTERS

	2022	2023			
	Q4	Q1	Q2	Q3	Q4
Key Balance Sheet Measures					
Cash	$ 7,065,207	$ 8,988,243	$ 7,514,163	$ 53,316,733	$ 41,306,821
Key Liquidity Measures					
Remaining Capacity under PSPIB Term Loan (1)	N/A	$ 35,000,000	$ 35,000,000	$ 20,000,000	$ 20,000,000
Remaining Capacity under ELOC (2)	$ 145,500,029	$ 130,066,593	$ 130,066,593	$ 84,404,227	$ 82,073,409
Total Key Liquidity Measures	**$ 145,500,029**	**$ 165,066,593**	**$ 165,066,593**	**$ 104,404,227**	**$ 102,073,409**
Total Cash + Key Liquidity Measures	**$ 152,565,236**	**$ 174,054,836**	**$ 172,580,756**	**$ 157,720,960**	**$ 143,380,230**

(1) *On April 13, 2023, D-Wave entered into a $50 million four-year term loan agreement with PSP. The loan agreement is comprised of three individual tranches of $15 million, $15 million, and $20 million respectively and, to date, D-Wave has drawn the first two tranches totaling $30 million. However, the issuance of the third tranche is subject to certain conditions, and there can be no assurance that the Company will be able to meet the conditions necessary to draw on the third tranche.*

(2) *D-Wave's ability to raise funds under the ELOC is subject to a number of conditions including having a sufficient number of registered shares and having D-Wave's stock price above $1.00 per share.*

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D:Wave

CAPITALIZING ON TAILWINDS VERTICALIZATION GOVERNMENT LEGISLATION SUPREMACY 17 COPYRIGHT © D-WAVE

QUANTUM 18 COPYRIGHT © D-WAVE